SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                   FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): 12/29/99


                     American Home Mortgage Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State of other jurisdiction of incorporation)


       000-27081                                                 13-4066303
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


           12 East 49th Street
           New York, NY                                                 10017
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(Address of principal executive officers)                             (Zip Code)


       Registrant's telephone number, including area code: (212) 755-8600


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 6

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective with the filing of the documents required by law on December 30, 1999 with the Secretary of State of the State of California, American Home Mortgage Holdings, Inc., a Delaware corporation (the "Company"), acquired Marina Mortgage Company, Inc., a California corporation ("Marina"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 29, 1999, among the Company, Marina, American Home Mortgage Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and John
A. Johnston, Ronald Bergum, Michael Ronald Moore, Stanley M. Bergum, Steven Michael Somerman, Daniel Joseph Manginelli, III, Lanceworth Camillo Powell, Darius Dean Livian and John Knox Carnahan (the "Shareholders"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Marina (the "Merger"), the separate corporate existence of Merger Sub ceased, and Marina continued as the surviving corporation and became a wholly-owned subsidiary of the Company. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

     In consideration of the Merger, the Shareholders received an aggregate of approximately 775,000 shares of the common stock, $.01 par value, of the Company ("Company Common Stock") and $2,500,000 to be paid in cash over the period of five years. In addition, the Shareholders may also receive additional consideration based on the future results of the financial performance of the Marina business.

     Prior to the execution of the Merger Agreement, the Company entered into a Stock Purchase Agreement, dated as of December 29, 1999 (the "Stock Purchase Agreement"), among the Company and five minority shareholders of Marina, pursuant to which the Company acquired the interests in Marina of such minority shareholders of Marina in exchange for notes in the aggregate amount of $284,725.45 to be paid over a period of two years. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

     Also, in connection with the Merger the Company entered into employment agreements with (i) Mr. John A. Johnston, who will serve as Chief Executive Officer of Marina and will receive an annual compensation of $150,000 plus a semi-annual bonus in the total amount of $24,100 and (ii) Mr. Ronald Bergum, who will serve as President of Marina and will receive an annual compensation of $150,000 plus a semi-annual bonus in the total amount $50,900. The term of these employment agreements is five years from the date of the Merger. Both Messrs. Johnston and Bergum also executed non-competition agreements with the Company.

     The source of consideration for each portion of the acquisition price of Marina will be the working capital of the Company. The amount of consideration was determined through negotiations between the Company and Marina and was based on a variety of factors, including, without limitation, earnings and revenue, the value of goodwill and the nature of the mortgage industry.

     Based in Irvine, California, Marina is a full service retail lender. Marina originates and purchases mortgage loans for sale in the secondary mortgage market. It operates 14 branch offices in California and Arizona and employs approximately 235 full time employees, including 104 sales personnel. Marina is licensed, exempt or otherwise qualified to originate loans in 32 states, and has pending applications for qualification in many of the remaining states. Its business includes its Internet division, Consumer First Mortgage. It is expected that with Marina's Internet call center, the Company's MortgageSelect business will be able to service its West Coast customers more effectively.

     This Form 8-K contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to, general volatility of the capital markets; changes in the real estate market, interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the use of the Internet and changes in government regulations that are applicable to the Company's regulated brokerage and property management businesses. These and other factors are more fully discussed in the Company's prospectus filed with the Securities and Exchange Commission as part of its Registration Statement on Form S-1 (Registration No. 333-82409). While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Business Acquired

            The audited balance sheet of Marina and its subsidiary as of December 31, 1998 and 1997 and the related consolidated statements of income, retained earnings and cash flows for the years then ended appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

            The financial statements to be included in this Item for the year ended December 31, 1999 shall be filed by amendment to this Current Report on Form 8-K no later than sixty (60) days after the date that this Form 8-K must be filed.

      (b)   Pro Forma Financial Information

            The pro forma financial information required in response to this Item shall be filed by amendment to this Current Report on Form 8-K no later than sixty (60) days after the date that this Form 8-K must be filed.

      (c)   Exhibits

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

      2.1 Agreement and Plan of Merger, dated as of December 29, 1999, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub I, Inc., Marina Mortgage Company, Inc., and the Stockholders of Marina Mortgage Company, Inc. listed on the signature pages thereto.

      10.1 Employment Agreement, dated December 29, 1999, between John A. Johnston and American Home Mortgage Holdings, Inc.

      10.2 Employment Agreement, dated December 29, 1999, between Ronald Bergum and American Home Mortgage Holdings, Inc.

      10.3 Non-Competition Agreement, dated December 29, 1999, between John A. Johnston and American Home Mortgage Holdings, Inc.

      10.4 Non-Competition Agreement, dated December 29, 1999, between Ronald Bergum and American Home Mortgage Holdings, Inc.

      10.5 Stock Purchase Agreement, dated December 29, 1999, between American Home Mortgage Holdings, Inc. and the Stockholders of Marina Mortgage Company, Inc. listed on the signature pages thereto.

      23.1 Consent of Forman, Richter & Rubin, independent public accountants.

      99.1                    Press release of the Registrant dated December 30,
                              1999.

      99.2 Marina Mortgage Company, Inc. and subsidiary audited financial statements for the years ended December 31, 1998 and 1997.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


Date:  January 11, 2000                By:  /s/ Michael Strauss
                                            -------------------------------
                                            Michael Strauss

                                   EXHIBIT INDEX
                                   -------------


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

      2.1 Agreement and Plan of Merger, dated as of December 29, 1999, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub I, Inc., Marina Mortgage Company, Inc., and the Stockholders of Marina Mortgage Company, Inc. listed on the signature pages thereto.

      10.1 Employment Agreement, dated December 29, 1999, between John A. Johnston and American Home
                  Mortgage Holdings, Inc.

      10.2 Employment Agreement, dated December 29, 1999, between Ronald Bergum and American Home
                  Mortgage Holdings, Inc.

      10.3        Non-Competition Agreement, dated December 29,
                  1999, between John A. Johnston and American
                  Home Mortgage Holdings, Inc.

      10.4        Non-Competition Agreement, dated December 29,
                  1999, between Ronald Bergum and American Home
                  Mortgage Holdings, Inc.

      10.5 Stock Purchase Agreement, dated December 29, 1999, between American Home Mortgage Holdings, Inc. and the Stockholders of Marina Mortgage Company, Inc. listed on the signature pages thereto.

      23.1 Consent of Forman, Richter & Rubin, independent public accountants.

      99.1        Press release of the Registrant dated December 30,
                  1999.

      99.2 Marina Mortgage Company, Inc. and subsidiary audited financial statements for the years ended December 31, 1998 and 1997.